SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


    Delaware                     027455                         58-2422929
    --------                     ------                         ----------
(State or other           (Commission File No.)             (I.R.S. Employer
 Jurisdiction of                                            Identification No.)
 Incorporation)

                233 Peachtree Street, N.E.                     30303
                 Harris Tower, Suite 1700,                   (Zip Code)
                      Atlanta, Georgia
          (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 9.           Regulation FD Disclosure.


     On February 17, 2003, AirGate PCS, Inc., a Delaware corporation (the "Company"), issued a press release announcing that its first quarter fiscal 2003 conference call is scheduled to begin at 10:00 a.m. Eastern time on Wednesday, February 19, 2003. The live broadcast of the Company's quarterly conference call will be available on-line at www.airgatepcsa.com and www.companyboardroom.com.

     A copy of the press release referenced above is attached hereto as Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.  Description

         99.1         Press Release of AirGate PCS, Inc. dated February 17, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AIRGATE PCS, INC.


Date: February 21, 2003
                                   By: /s/ William H. Seippel
                                      ------------------------------
                                           William H. Seippel
                                           Chief Financial Officer